LUVU BRANDS

LIBERATOR JAXX Avana

OTCQB: LUVU

Sidoti Virtual Investor Conference

December 8-9, 2021



Presented by



Louis Friedman
President & Chief Executive Officer



Ron Scott
Chief Financial Officer & Investor Relations



Jordan Friedman
Director, Mass Market, eCommerce



Daniel Friedman
Director of Operations



Danny Griffin
Creative Director

LUVU BRANDS

Safe Harbor Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performance are forward looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically the risk described therein under the heading “Risk Factors”. We are under no duty to revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

Who We Are: At A Glance

- TTM revenue growth of 22%
- High interest rate debt is being retired
- Balance sheet is improving
- Increasing production capacity
- Facilities lease extended for six years
- New products being launched

Exchange: ***OTCQB***

Ticker: ***LUVU***

Float: ***27M Shares***

Market Cap: ***$17M***

Share Price (12/6/21): ***$.23***

52-Week Range: ***$0.07 - $0.60***

Avg. Daily Volume: ***141,000***

Headquarters: ***Atlanta, GA***

Employees: ***205***

Founded: ***1999***

LUVU BRANDS

Key Business Highlights

- Vertically integrated US manufacturer
- Diverse consumer brands with international distribution
- 80% of sales are through e-commerce channels including 29% through company owned websites
- Fiscal 2021 revenue of $23.1 M
- Operating metrics are improving
- Attractive valuation relative to peers
- Inflection point – entering growth phase and gaining scale
- Shifting production of high-volume products to Mexican contractor to improve margins

Track Record of Strong Revenue and Operating Income Growth

Revenue:

3-year CAGR 17%

Operating Income:

3-year CAGR 112%

Expanded from 160 full-time employees to over 200 since 2017

LUVU BRANDS

Q1 FY 2022 Highlights

Q1 Net Sales	Q1 Operating Income	Q1 Adj. EBITDA	TTM EPS
$6.2 M	**$323,000**	**$398,000**	**$0.03**
Q1 Sales Record			

LUVU BRANDS

FY 2021 Net Sales = $23 Million

Sales by Product

Liberator	$9,806
Jaxx	6,794
Avana	3,655
Intimacy Products	1,771
Other	1,079
Total	$23,105



$1, 2%
$9.8, 42%
$1.8, 8%
$3.7, 16%
$6.8, 29%
Liberator
Jaxx
Avana
Intimacy Products
Other

LUVU BRANDS

FY 2021 Net Sales = $23 Million

Sales by Channel

Direct	$6,919
Wholesale	15,618
Other	568
Total	$23,105



68%
2%
30%
Wholesale
Direct
Other

LUVU BRANDS

Who We Are

2002
Started the Liberator Collection, created by Louis Friedman

$249
million
Brand sales since inception

80%
Sold through e-commerce channels

200+
Employees bringing sewn products back to USA

LUVU Brands is a designer, manufacturer and marketer of a portfolio of consumer lifestyle brands

- Over 80% of sales are through e-commerce channels
- Vertically-integrated manufacturer with US and Mexico production
- Addressing large and growing markets in Sexual Wellness, Fashion Beanbags, Daybeds, Children's Play Seating, top-of-bed Comfort Products, and Contract Manufacturing.

LUVU BRANDS

Capability


2745

- 140,000 square foot manufacturing facility
- Over 200 full-time US employees, plus another 25 in Mexico
- Production capacity in excess of $50 million
- Over $1 million in new equipment installed during 2021

LUVU BRANDS

The company is benefiting from increased productivity through automation.



Lectra Fabric Cutting



F&K Foam Contouring



Eton Sewing System



Foam Compression

LUVU BRANDS

SUSTAINABILITY

As a global company, we know that our choices matter, which is why we strive to maintain environmental consciousness in every aspect of our operations. We take our environmental impact seriously, utilizing eco-friendly processes for every brand, every product, and every package.

ECO-FRIENDLY PRACTICES

Our products are roll compressed prior to shipping so that our cardboard usage is minimal. Smaller products mean smaller boxes, which means less environmental harm.

UPCYCLED MATERIALS

We give our foam trim a second life by finely milling it into micro cushions. This creative reuse allows us to lessen waste and to keep our scrap materials out of landfills. Waste not, want not!

MADE IN THE USA

We manufacture in our Atlanta, GA, factory. We hire, train, and contribute to the professional growth of those in our local community. We are committed to giving hard-working Americans a venue to practice their craft.

LUVU BRANDS

Our Brand Portfolio

LIBERATOR®



Liberator®, a brand category of iconic products for enhancing sexual performance

JAXX®



Jaxx®, a diverse range of casual fashion daybeds, sofas and beanbags made from eco-friendly upcycled polyurethane foam

Avana



Avana®, inclined bed therapy products, assistive in relieving medical conditions associated with acid reflux, surgery recovery and chronic pain

LUVU BRANDS

Our Brand Portfolio

panelist



Panelist, a selection of padded panel sets offered in different sizes that allow consumers to customize and install custom headboard designs

CREATL



CREATL, a comprehensive creation partner for mass-market retailers providing the best in end-to-end contract manufacturing

ZIPLINE®



Zipline, a whimsical collection of fun furnishings for children that foster activity and imagination

LUVU BRANDS

Amazon Sales History FY '17 to FY '21



8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
FY '17
FY '18
FY '19
FY '20
FY '21

amazon

Amazon represents 29% of our annual sales.

LUVU BRANDS

Mass Market Sales History



4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
FY '17
FY '18
FY '19
FY '20
FY '21

Mass Market represents 21% of our annual sales.

BED BATH & BEYOND

Room&Board HOME FURNISHINGS

wayfair

T·J·maxx

ROOMS TO GO

HomeGoods

Walmart

Walgreens

LOWE'S

Coming Soon:

FRONTGATE OUTFITTING AMERICA'S FINEST HOMES SINCE 1991

Ashley HOMESTORE

LUVU BRANDS

Our Brand Portfolio LIBERATOR®

One of the world's premier sexual wellness brands that makes the act of love more exciting and rewarding for people of all shapes and sizes.

2002
Founded in Atlanta

#1
Liberator is the top brand category of its type worldwide with no competition

1500
Wholesale & retail locations where Liberator is sold

$148
million
Sales since inception

Adam & Eve Stores | HUSTLER HOLLYWOOD | PLAYBOY | Lovehoney

www.liberator.com

LUVU BRANDS

Our Brand Portfolio

LIBERATOR®



Wedge Ramp Combo



Esse

www.liberator.com

LUVU BRANDS

Our Brand Portfolio LIBERATOR®

Quarterly Sales History- Q1 '20 to Q1 '22



3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22

As seen in:

Rolling Stone
New York
Los Angeles Magazine
BuzzFeed
Cosmopolitan
GQ

www.liberator.com

LUVU BRANDS

Growth Strategy

LIBERATOR®

Active measures being taken to continually grow as a brand category in Sexual Wellness and Erotic Luxury:

- Expanding retail and e-commerce distribution, taking full advantage of our vacuum compression Point-of-Purchase packaging that allows Liberator products to fit onto any shelf and reduces shipping costs.
- Continuing to improve our sustainability efforts with eco-friendly packaging that reduces costs of fuel and cardboard consumption.
- Continuously expanding our line with luxury positioning furniture designs, offering price-to-value products for the mass market.
- Improving our visual marketing by reshooting our entire product line for an updated more inclusive aesthetic.

www.liberator.com

LUVU BRANDS

Our Brand Portfolio

JAXX

Sustainably sourced, space-saving, foam furniture that's a combination of "feel-good" and "feels good." What began as a rejuvenation of the bean bag has since expanded into a game-changing collection of modular foam furniture fit for indoors, outdoors, sitting, gaming, sleeping, and everything in between.

2008
Jaxx is launched by repurposing our foam trim

25
Relationships with mass-market web retailers & Amazon

11
Channels of distribution and counting

$38
million
Sales since inception

www.jaxxbeanbags.com

LUVU BRANDS

Our Brand Portfolio

JAXX



Cocoon Foam Bag



Saxx 6'



Kids Fur Beanbags

www.jaxxbeanbags.com

LUVU BRANDS

Growth Strategy JAXX

Active measures being taken to continually grow as a brand category in ' Outdoor Living and Convertible Furniture:

- **Jaxx Outdoor** – Expanding our product line into Marine and Hospitality
- **Sofas & Daybeds** – Utilizing our new C3 machine to compress product packaging further. Sofas and daybeds already exceed $1.4 million in trailing twelve-month sales.





www.jaxxbeanbags.com

LUVU BRANDS

Our Brand Portfolio ZIPLINE®

Rightfully dubbed "Playroom Adventure Gear," Zipline children's furniture marries comfy cushion seating with entertainment, making each piece ideal for playing, gaming, climbing, sleepovers, and everything in between.

2013
Developed the Zipline® Collection of chairs, loveseats & sofas for kids

2021
Launched Zipline® PlayScape, a brand extension for creative play for kids

$6.8
million
Zipline® sales since inception

www.jaxxbeanbags.com

LUVU BRANDS

Our Brand Portfolio

ZIPLINE®



PlayScape



Castle Gate


COOL

Kids Loveseat

www.jaxxbeanbags.com

LUVU BRANDS

Growth Strategy

ZIPLINE®

Active measures being taken to continually grow as a brand category in Children's Furniture and Educational Seating:

- Enhancing the Jaxx brand with the Zipline collection of convertible, foam-based play seating for kids.
- Continuing our 10+ years of B2B marketing to schools, school distributors, and educational trade shows.
- Marketing directly to consumers through print, social media, and specialty e-tailers, increasing our advertising budget during the holidays.

www.jaxxbeanbags.com

LUVU BRANDS

Our Brand Portfolio

panelist

Panelist changes the interior design game by offering customers a modifiable headboard in the form of timeless, classic panels in various décor fabrics and color palettes. Whether bedroom artists prefer large statement pieces or are drawn to minimalist design, Panelist headboards' customizable nature gives shoppers what they want and our brand a wide-ranging audience.

2021
A modular headboard conceopt

2
Upholstered panel sizes create endless design concepts

$16
Shipping cost due to economical and eco-friendly flat packakging

www.jaxxbeanbags.com

LUVU BRANDS

Our Brand Portfolio

panelist



Nantucket



River North



Vienna

www.jaxxbeanbags.com

LUVU BRANDS

Growth Strategy

[panelist]

Active measures being taken to continually grow as a brand category in Interior Design and Bedroom Decor:

- Providing novel headboards with endless design possibilities through a selection of preconfigured and customizable layouts for adults and children, shipped through UPS.
- Furthering sustainability efforts by using upcycled polyurethane foam and fabric trim in production, resulting in exceptional price to value.
- Presenting product offerings through our retail websites, Amazon, Walmart, Overstock, Wayfair, and our existing e-commerce partners.

www.jaxxbeanbags.com

LUVU BRANDS

Our Brand Portfolio

Avana

Avana helps consumers find freedom from aches and pains, experience peace in their surroundings, and maintain vitality with a line of sleep support products that rests at the center point between luxury and functionality.

2008
Avana brand is launched

1000+
Positive reviews on Amazon for acid reflux relief

46,000
Avana Kind Bed Systems sold, bringing in $6 million revenue

$16
million
Sales since inception

www.avanacomfort.com

LUVU BRANDS

Our Brand Portfolio



Mattress Elevator



Kind Bed System



Uno Snuggle Pillow

www.avanacomfort.com

LUVU BRANDS

Growth Strategy

Avana

Active measures being taken to continually grow as a brand category in Bed Therapy and Sleep Support:

- Redesigning and improving content on avanacomfort.com, launched the updated website and advertising campaign Fall 2021
- Increasing production capacity of top-selling Avana products through the purchase of our new foam cutting equipment and a second, larger roll compression machine.
- Adding innovative new products to the Avana line, offered in retail POP packaging.
- Expanding distribution through medical supply eTailers, chiropractors, and ENT physicians.

www.avanacomfort.com

LUVU BRANDS

Our Brand Portfolio

JAXX + Avana

Annual Sales History


11,000,000
10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
FY '17
FY '18
FY '19
FY '20
FY '21

Represents 45% of our annual revenue.

LUVU BRANDS

Our Brand Portfolio CREATL

Inventive concepts are a thing of beauty, but they don't mean much without follow-through… and that's where CREATL comes in. Our manufacturing team and CAD designers have been guiding mass-market companies through the entire process, from sourcing materials to production parameters to brand development, with thorough, attentive contract service from concept to creation.

2005
Started as a brand developer assisting entrepreneurs with design and manufacturing services

2008
Developed products for School Specialty areas of physical and occupational therapy

2021
Provides contract manufacturing for retail chains and hospitality designers

LUVU BRANDS

Our Brand Portfolio CREATL



Spazio



Room & Board



Rooms To Go

LUVU BRANDS

Growth Strategy

CREATL

Active measures being taken to continually grow as a brand category in Contract Manufacturing:

- Offering branding, design, and contract manufacturing services on products within our production and development core competencies, concentrating on Sunbrella outdoor bean bags and loungers and flat-packed, roll-compressed seating and daybeds.
- Expanding offerings with our current private label customers, including Rooms To Go, Ashley Furniture, National Office Furniture, Room and Board, School Specialty, Frontgate, and others.
- Responding to contract manufacturing requests from our National Rep Network, covering market areas such as Hotels and Resorts, Furniture Retail, Design and Architecture Firms, Cruise and Marine, Specialty Retail, Wholesale Clubs, and Industry Trade Shows.

LUVU BRANDS

Financials

Sales History-
FY 2019 to FY 2021


24,000,000
22,000,000
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
$17.0
$18.4
$23.1
FY'19
FY'20
FY'21

LUVU BRANDS

Financials

Quarterly Net Sales - FY 2019 to Q1 FY 2022


6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Q1
Q2
Q3
Q4
2019
2020
2021
2022

LUVU BRANDS

Financials

Gross Profit History- FY 2016 to FY 2021


7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
$4.2 M
$4.9 M
$4.8 M
$4.4 M
$5.5 M
$6.3 M
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21

Financials

Gross Profit History- Quarterly from Q1 '19


2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Q1
Q2
Q3
Q4
2019
2020
2021
2022

LUVU BRANDS

Financials

EBITDA History - FY 2017 to FY 2021


3,000,000
2,000,000
1,000,000
0
FY '17
FY '18
FY '19
FY '20
FY '21

LUVU BRANDS

Financials Highlights

	Twelve Months Ended		
	6/30/2019	**6/30/2020**	**6/30/2021**
Net Sales	$ 17,003	$ 18,376	$ 23,105
Cost of goods sold	12,579	12,850	16,804
Gross Profit	**4,424**	**5,526**	**6,301**
Total operation expenses	4,014	4,075	4,459
Operating Income	**410**	**1,451**	**1,842**
Gain on forgiveness of PPP loan	-	-	1,096
Total interest and other expense	(567)	(591)	(375)
Income (loss) from operations before income taxes	(157)	860	2,563
Provision for income taxes	-	-	-
Net Income (loss)	**$ (157)**	**$ 860**	**$ 2,563**
Net Income (loss) per share			
Basic	$ (0.00)	$ 0.01	$ 0.03
Diluted	$ (0.00)	$ 0.01	$ 0.03
Shares used in calculation of net income (loss) per share			
Basic	73,452,596	73,452,596	74,296,689
Diluted	73,452,596	75,256,596	75,494,948

LUVU BRANDS

Financials

Financial Review Gross Profit & SG&A Trends

Quarterly Gross Profit	Q1 FY '21	Q2 FY '21	Q3 FY '21	Q4 FY '21	Q1 FY '22
Gross Profit	$ 1,488	$ 1,566	$ 1,746	$ 1,501	$ 1,499
Gross Margin %	**27.7%**	**27.4%**	**28.3%**	**25.7%**	**24.1%**

Quarterly SG&A	Q1 FY '21	Q2 FY '21	Q3 FY '21	Q4 FY '21	Q1 FY '22
Advertising	$ 69	$ 120	$ 180	$ 132	$ 132
Other selling costs	267	270	260	246	261
G&A	664	668	689	673	712
Depriciation	3	51	54	64	71
Total OpExp	**$ 1,052**	**$ 1,109**	**$ 1,183**	**$ 1,115**	**$ 1,176**

LUVU BRANDS

Catalysts for Continued Growth

1. Build and embellish our direct to cosumer websites
2. Build brand awareness and sales through PR, influencers and aggressive digital marketing campaigns
3. Open new accounts with large national retail chains and websites
4. Expand global partnerships & 3PL distribution
5. Develop relationships with other brands, designers, and hospitality companies
6. Innovate and foster new product development

Luvu Brands, Inc.

Ronald Scott

Chief Financial Officer

P: (770)246-6426

E: ir@luvubrands.com